Exhibit 99.1

Lantronix Reports Record Revenue for Fourth Quarter and Full Fiscal 2024

•	Fourth Quarter Net Revenue of $49.1 Million, up 19 Percent Sequentially and up 41 Percent Year-Over-Year
•	Fourth Quarter GAAP EPS of $0.01 vs. ($0.05) in the Prior Year, a $0.06 improvement
•	Fourth Quarter Non-GAAP EPS of $0.15 vs. $0.06 in the Prior Year, up 150%

•	Annual Net Revenue of $160.3, up 22% from the Prior Year
•	Annual GAAP EPS of ($0.12) vs. ($0.25) in the Prior Year, a $0.13 improvement
•	Annual Non-GAAP EPS of $0.40 vs. $0.23 in the Prior Year, up 74%
•	Cash balance of $26.2 million, up 95% from the Prior Year

IRVINE, Calif., Sept. 5, 2024 – Lantronix Inc. (NASDAQ: LTRX), a global provider of compute and connectivity IoT solutions, today reported results for its fourth quarter of fiscal 2024.

Net revenue totaled $49.1 million, up 19 percent sequentially and up 41 percent year-over-year.

GAAP EPS of $0.01, compared to ($0.05) in the prior year and ($0.01) in the prior quarter.

Non-GAAP EPS of $0.15, compared to $0.06 in the prior year and $0.11 in the prior quarter.

Business Outlook

For the first fiscal quarter of 2025, the company expects revenue in a range of $34 million to $38 million and non-GAAP EPS of $0.07 to $0.11 per share.

Conference Call and Webcast

Management will host an investor conference call and audio webcast on Thursday, Sept.5, 2024, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its results for the fourth quarter of fiscal 2024 that ended June 30, 2024. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q4 FY 2024 call. The webcast will be available simultaneously via the investor relations section of the company’s website.

Investors can access a replay of the conference call starting at approximately 7:00 p.m. Pacific Time on Sept. 5, 2024, at the Lantronix website. A telephonic replay will also be available through Sept. 12, 2024, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) or Canada toll-free at 1-855-669-9658 and entering passcode 3146069.

About Lantronix

Lantronix Inc. is a global provider of compute and connectivity IoT solutions that target high-growth industries, including Smart Cities, Automotive and Enterprise. Lantronix’s products and services empower companies to achieve success in the growing IoT markets by delivering customizable solutions that address each layer of the IoT Stack. Lantronix’s leading-edge solutions include Intelligent Substations infrastructure, Infotainment systems and Video Surveillance, supplemented with advanced Out-of-Band Management (OOB) for Cloud and Edge Computing.

For more information, visit the Lantronix website.

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Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net loss by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for the first fiscal quarter of 2024. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to the COVID-19 pandemic or other outbreaks, wars and recent conflicts in Europe, Asia and the Middle East, hostilities in the Red Sea, or other causes; our ability to successfully convert our backlog and current demand;  our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; issues relating to the stability of our financial and banking institutions and relationships; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; the impact of rising interest rates; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2023, filed with the Securities and Exchange Commission (the “SEC”) on Sept. 12, 2023, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, filed with the SEC on May 2, 2024, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

© 2024 Lantronix Inc. All rights reserved. Lantronix is a registered trademark.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

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LANTRONIX, INC.

Unaudited Consolidated Balance Sheets

(In thousands, except share and par value data)

	June 30,	June 30,
	2024	2023

Assets
Current Assets:
Cash and cash equivalents	$26,237	$13,452
Accounts receivable, net	31,279	27,682
Inventories, net	27,698	49,736
Contract manufacturers' receivable	1,401	3,019
Prepaid expenses and other current assets	2,335	2,662
Total current assets	88,950	96,551

Property and equipment, net	4,016	4,629
Goodwill	27,824	27,824
Intangible assets, net	5,251	10,565
Lease right-of-use assets	9,567	11,583
Other assets	600	472
Total assets	$136,208	$151,624

Liabilities and stockholders' equity
Current Liabilities:
Accounts payable	$10,347	$12,401
Accrued payroll and related expenses	5,836	2,431
Current portion of long-term debt, net	3,002	2,743
Other current liabilities	10,971	28,813
Total current liabilities	30,156	46,388
Long-term debt, net	13,219	16,221
Other non-current liabilities	11,478	11,459
Total liabilities	54,853	74,068

Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	–	–
Common stock, $0.0001 par value; 100,000,000 shares authorized; 37,872,883 and 36,875,586 shares issued and outstanding at June 30, 2024 and 2023, respectively	4	4
Additional paid-in capital	304,001	295,686
Accumulated deficit	(223,021)	(218,505)
Accumulated other comprehensive income	371	371
Total stockholders' equity	81,355	77,556
Total liabilities and stockholders' equity	$136,208	$151,624

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LANTRONIX, INC.

Unaudited Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2024	2024	2023	2024	2023

Net revenue	$49,075	$41,183	$34,924	$160,327	$131,189
Cost of revenue	30,353	24,679	21,126	95,973	74,925
Gross profit	18,722	16,504	13,798	64,354	56,264
Operating expenses:
Selling, general and administrative	11,059	9,753	8,032	40,206	36,948
Research and development	5,265	5,186	4,948	20,282	19,625
Restructuring, severance and related charges	523	350	29	1,423	693
Acquisition-related costs	–	–	–	–	315
Fair value remeasurement of earnout consideration	–	–	86	(9)	(447)
Amortization of intangible assets	1,310	1,310	1,464	5,314	5,804
Total operating expenses	18,157	16,599	14,559	67,216	62,938
Income (loss) from operations	565	(95)	(761)	(2,862)	(6,674)
Interest expense, net	(175)	(171)	(404)	(916)	(1,485)
Other income (expense), net	9	2	(52)	7	(73)
Income (loss) before income taxes	399	(264)	(1,217)	(3,771)	(8,232)
Provision for income taxes	13	159	436	745	748
Net income (loss)	$386	$(423)	$(1,653)	$(4,516)	$(8,980)

Net income (loss) per share - basic	$0.01	$(0.01)	$(0.05)	$(0.12)	$(0.25)
Net income (loss) per share - diluted	$0.01	$(0.01)	$(0.05)	$(0.12)	$(0.25)

Weighted-average common shares - basic	37,697	37,509	36,719	37,386	36,257
Weighted-average common shares - diluted	38,096	37,509	36,719	37,386	36,257

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LANTRONIX, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(In thousands)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2024	2024	2023	2024	2023

GAAP net income (loss)	$386	$(423)	$(1,653)	$(4,516)	$(8,980)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	66	66	(1)	237	158
Employer portion of withholding taxes on stock grants	1	1	–	7	13
Amortization of manufacturing profit in acquired inventory	126	190	44	822	225
Depreciation and amortization	124	144	102	463	466
Total adjustment to costs of revenue	317	401	145	1,529	862
Selling, general and administrative:
Share-based compensation	2,010	1,337	414	6,248	4,546
Employer portion of withholding taxes on stock grants	19	21	14	87	181
Depreciation and amortization	369	352	327	1,393	1,022
Total adjustments to selling, general and administrative	2,398	1,710	755	7,728	5,749
Research and development:
Share-based compensation	471	469	414	1,852	1,504
Employer portion of withholding taxes on stock grants	4	9	5	31	34
Depreciation and amortization	72	76	84	308	248
Total adjustments to research and development	547	554	503	2,191	1,786
Restructuring, severance and related charges	523	350	29	1,423	693
Acquisition related costs	–	–	–	–	315
Fair value remeasurement of earnout consideration	–	–	86	(9)	(447)
Amortization of purchased intangible assets	1,310	1,310	1,464	5,314	5,804
Litigation settlement cost	115	–	–	115	330
Total non-GAAP adjustments to operating expenses	4,893	3,924	2,837	16,762	14,230
Interest expense, net	175	171	404	916	1,485
Other expense (income), net	(9)	(2)	52	(7)	73
Provision for income taxes	13	159	436	745	748
Total Non-GAAP adjustments	5,389	4,653	3,874	19,945	17,398
Non-GAAP net income	$5,775	$4,230	$2,221	$15,429	$8,418

Non-GAAP net income per share (diluted)	$0.15	$0.11	$0.06	$0.40	$0.23

Denominator for GAAP net income (loss) per share (diluted)	38,096	37,509	36,719	37,386	36,257
Non-GAAP adjustment	771	1,674	548	1,367	932
Denominator for non-GAAP net income per share (diluted)	38,867	39,183	37,267	38,753	37,189

GAAP cost of revenue	$30,353	$24,679	$21,126	$95,973	$74,925
Non-GAAP adjustments to cost of revenue	(317)	(401)	(145)	(1,529)	(862)
Non-GAAP cost of revenue	30,036	24,278	20,981	94,444	74,063
Non-GAAP gross profit	$19,039	$16,905	$13,943	$65,883	$57,126
Non-GAAP gross margin	38.8%	41.0%	39.9%	41.1%	43.5%

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LANTRONIX, INC.

Unaudited Net Revenues by Product Line and Region

(In thousands)

	Three Months Ended			Years Ended
	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Embedded IoT Solutions	$11,364	$12,452	$18,818	$46,953	$63,636
IoT System Solutions	35,603	26,789	13,928	104,450	57,496
Software & Services	2,108	1,942	2,178	8,924	10,057
	$49,075	$41,183	$34,924	$160,327	$131,189

	Three Months Ended			Years Ended
	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Americas	$17,126	$17,543	$18,844	$78,203	$78,557
EMEA	26,194	18,354	6,800	64,025	23,286
APJ	5,755	5,286	9,280	18,099	29,346
	$49,075	$41,183	$34,924	$160,327	$131,189

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